UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 9, 2020

Albertsons Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39350	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.

Boise, Idaho 83706

(Address of principal executive office and zip code)

(208) 395-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	ACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain officers.

On September 9, 2020, the Board of Directors (the “Board”) of Albertsons Companies, Inc. (the “Company”) appointed Shant Babikian to the Board, effective immediately, with a term that expires at the Company’s 2021 annual meeting of stockholders or until his successor is duly elected and qualified. Mr. Babikian is expected to enter into an indemnification agreement with the Company, on substantially the same terms contained in the Company’s standard form previously filed with the SEC, which provides for indemnification of the indemnitee to the fullest extent permitted by Delaware law.

Mr. Babikian is a Managing Director at HPS Investment Partners, LLC (“HPS”). Prior to joining HPS in 2014, Mr. Babikian was a Vice President at Oaktree Capital Management (“Oaktree”), where he focused on investing in privately structured debt and equity transactions. Prior to joining Oaktree, Mr. Babikian was an Analyst in JPMorgan’s Syndicated and Leveraged Finance Group. Mr. Babikian also serves on the boards of a number of privately held companies. Mr. Babikian holds a BBA with Honors from the CUNY Macaulay Honors Collage at Baruch with a concentration in Economics.

Affiliates of HPS hold 584,000 shares of Series A Convertible Preferred Stock of the Company, acquired pursuant to the Amended and Restated Investment Agreement by and among the Company and the investors party thereto, dated as of June 9, 2020 (the “Investment Agreement”). Mr. Babikian was appointed to the Board pursuant to HPS’ director designation right pursuant to and as set forth in Section 5.11 of the Investment Agreement. Mr. Babikian is not party to any transaction with the Company that would require disclosure under Item 404(a) of the Securities and Exchange Commission’s Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc. (Registrant)

Dated: September 9, 2020	By:	/s/ Juliette W. Pryor
	Name:	Juliette W. Pryor
	Title:	Executive Vice President, General Counsel and Secretary